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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 11, 2001



                         ACCIDENT PREVENTION PLUS, INC.
        (Exact name of small business issuer as specified in its charter)

                                     NEVADA
              (State or other Jurisdiction as Specified in Charter



         00-26257                                         11-3461611
(Commission file number)                    (I.R.S. Employer Identification No.)


                             325 Wireless Boulevard
                            Hauppauge, New York 11788
                    (Address of Principal Executive Offices)


                                 (631) 360-0600
                           (Issuer's telephone number)


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Items 1 through 3, and 5, 6 and 8 not applicable.

Item 4. Changes in Registrant's Certifying Accountant

         On September 6, 2001, the board of directors of Accident Prevention Plus, Inc., a Nevada corporation (the "Company") made a unanimous decision to terminate the services of its principal independent accountant, Goldstein Golub Kessler LLP ("GGK"). The termination of GGK resulted from a business decision made by the board of directors of the Company that it would be in the best interests of the Company to engage the services of an independent accountant, which has an emphasis on developmental companies. On September 6, 2001, the Company received an acknowledgment from GGK regarding GGK's termination. Subsequently, the board of directors of the Company unanimously approved the engagement of the accounting firm of Grassi & Co., P.C. ("Grassi") as the Company's independent public accountant for the fiscal year ended December 31, 2001.

         During the period of its engagement (March 1, 2001 through September 6, 2001), GGK's services included completion of the audit of the Company's consolidated financial statements for fiscal year ended December 31, 2000. Such audited consolidated financial statements were included in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on May 25, 2001. During the period of its engagement, GGK did not provide any services to the Company relating to review of the Company's consolidated financial statements for the periods ended March 31, 2001 and June 30, 2001, respectively.

         During the period of its engagement, there were no disagreements with GGK which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreements in connection with its audit report on the Company's consolidated financial statements for fiscal year ended December 31, 2000. GGK, as the Company's principal independent accountant, did not provide an adverse opinion or disclaimer of opinion on the Company's consolidated financial statements for fiscal year ended December 31, 2000, nor modify its opinion as to uncertainty, audit scope or accounting principles; however, GGK did modify its opinion due to going concern uncertainties.

         During the period of GGK's engagement as the Company's independent principal accountant, the Company did not consult with Grassi regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Grassi concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.


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         On September 7, 2001, the board of directors of the Company approved and authorized the engagement of Grassi & Co., P.C., 2001 Marcus Avenue, Suite 265, Lake Success, New York 11042 as the principal independent accountant for the Company.

Item 7. Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.

                  Not applicable.

(b)      Pro Forma Financial Information

                  Not applicable.

(c)      Exhibits.

                  16. Letter dated September 17, 2001 from Goldstein Golub
                      Kessler L.L.P. on Change in Certifying Accountant.





                                   SIGNATURES

         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            ACCIDENT PREVENTION PLUS, INC.


Date: September 11, 2001                    By: /s/ Steven H. Wahrman
                                                --------------------------------
                                                Steven H. Wahrman, President